Semi - Annual Report
April 30, 2025
SPDR® Dow Jones Industrial AverageSM ETF Trust
A Unit Investment Trust
“Dow Jones Industrial AverageSM”, “DJIA®”, “Dow Jones®”, “The Dow®” and “DIAMONDS®” are trademarks and service marks of Standard & Poor’s Financial Services LLC and have been licensed for use by S&P Dow Jones Indices LLC (“S&P”) and sublicensed for use by State Street Global Advisors Funds Distributors, LLC. SPDR Dow Jones Industrial Average ETF Trust (the “Trust”), PDR Services LLC and NYSE Arca, Inc. are permitted to use these trademarks and service marks pursuant to separate sublicenses. The Trust is not sponsored, endorsed, sold or promoted by S&P, its affiliates or its third party licensors.
“SPDR®” is a trademark of Standard & Poor’s Financial Services LLC and has been licensed for use by S&P and sublicensed for use by State Street Global Advisors Funds Distributors, LLC. No financial product offered by State Street Global Advisors Funds Distributors, LLC or its affiliates is sponsored, endorsed, sold or promoted by S&P, its affiliates or its third party licensors.

SPDR Dow Jones Industrial Average ETF Trust
Semi-Annual Report
April 30, 2025
(Unaudited)

SPDR Dow Jones Industrial Average ETF Trust
Schedule of Investments
April 30, 2025 (Unaudited)

Security Description	Shares	Value
Common Stocks — 100.0%
3M Co.	5,535,784	$ 768,975,755
Amazon.com, Inc. (a)	5,535,784	1,020,909,285
American Express Co.	5,535,784	1,474,788,216
Amgen, Inc.	5,535,784	1,610,470,281
Apple, Inc.	5,535,784	1,176,354,100
Boeing Co. (a)	5,535,784	1,014,377,060
Caterpillar, Inc.	5,535,784	1,712,051,918
Chevron Corp.	5,535,784	753,198,771
Cisco Systems, Inc.	5,535,784	319,580,810
Coca-Cola Co.	5,535,784	401,621,129
Goldman Sachs Group, Inc.	5,535,784	3,031,118,529
Home Depot, Inc.	5,535,784	1,995,594,774
Honeywell International, Inc.	5,535,784	1,165,282,532
International Business Machines Corp.	5,535,784	1,338,663,287
Johnson & Johnson	5,535,784	865,298,397
JPMorgan Chase & Co.	5,535,784	1,354,163,482
McDonald's Corp.	5,535,784	1,769,513,356
Merck & Co., Inc.	5,535,784	471,648,797
Microsoft Corp.	5,535,784	2,188,073,984
NIKE, Inc. Class B	5,535,784	312,218,218
NVIDIA Corp.	5,535,784	602,957,593
Procter & Gamble Co.	5,535,784	899,952,405
Salesforce, Inc.	5,535,784	1,487,520,519
Sherwin-Williams Co.	5,535,784	1,953,688,889
Travelers Cos., Inc.	5,535,784	1,462,166,628
UnitedHealth Group, Inc.	5,535,784	2,277,642,969
Verizon Communications, Inc.	5,535,784	243,906,643
Visa, Inc. Class A	5,535,784	1,912,613,372
Walmart, Inc.	5,535,784	538,354,994
Walt Disney Co.	5,535,784	503,479,555
Total Common Stocks (Cost $39,868,311,878)		$36,626,186,248
(a)	Non-income producing security.
See accompanying notes to financial statements.

SPDR Dow Jones Industrial Average ETF Trust
Schedule of Investments (continued)
April 30, 2025 (Unaudited)

The following table summarizes the value of the Trust's investments according to the fair value hierarchy as of April 30, 2025.
Description	Level 1 – Quoted Prices	Level 2 – Other Significant Observable Inputs	Level 3 – Significant Unobservable Inputs	Total
ASSETS:
INVESTMENTS:
Common Stocks	$36,626,186,248	$—	$—	$36,626,186,248
See accompanying notes to financial statements.

SPDR Dow Jones Industrial Average ETF Trust
Schedule of Investments (continued)
April 30, 2025 (Unaudited)

INDUSTRY BREAKDOWN AS OF APRIL 30, 2025*
INDUSTRY	PERCENT OF NET ASSETS
Software	10.0%
Capital Markets	8.3
Health Care Providers & Services	6.2
Specialty Retail	5.4
Chemicals	5.3
Industrial Conglomerates	5.3
Financial Services	5.2
Hotels, Restaurants & Leisure	4.8
Machinery	4.7
Biotechnology	4.4
Consumer Finance	4.0
Insurance	4.0
Banks	3.7
IT Services	3.7
Pharmaceuticals	3.6
Technology Hardware, Storage & Peripherals	3.2
Broadline Retail	2.8
Aerospace & Defense	2.8
Household Products	2.5
Oil, Gas & Consumable Fuels	2.1
Semiconductors & Semiconductor Equipment	1.6
Consumer Staples Distribution & Retail	1.5
Entertainment	1.4
Beverages	1.1
Communications Equipment	0.9
Textiles, Apparel & Luxury Goods	0.8
Diversified Telecommunication Services	0.7
Other Assets in Excess of Liabilities	0.0 (a)
Total	100.0%
*	The Trust’s industry breakdown is expressed as a percentage of net assets and may change over time.
(a)	Amount shown represents less than 0.05% of net assets.
See accompanying notes to financial statements.

SPDR Dow Jones Industrial Average ETF Trust
Statement of Assets and Liabilities
April 30, 2025 (Unaudited)

ASSETS
Investments in unaffiliated issuers, at value (Note 3)	$36,626,186,248
Cash	34,227,147
Receivable for units of fractional undivided interest (“Units”) issued in-kind	38,224
Dividends receivable — unaffiliated issuers (Note 3)	21,951,235
Total Assets	36,682,402,854
LIABILITIES
Accrued Trustee expense (Note 4)	3,236,477
Accrued marketing expense (Note 4)	14,054,342
Accrued DJIA license fee (Note 4)	7,002,978
Distribution payable	17,159,302
Accrued expenses and other liabilities	710,056
Total Liabilities	42,163,155
NET ASSETS	$36,640,239,699
NET ASSETS CONSIST OF:
Paid-in Capital (Note 5)	$42,532,060,014
Total distributable earnings (loss)	(5,891,820,315)
NET ASSETS	$36,640,239,699
NET ASSET VALUE PER UNIT	$ 406.69
UNITS OUTSTANDING (UNLIMITED UNITS AUTHORIZED)	90,092,867
COST OF INVESTMENTS:
Investments at cost — unaffiliated issuers	$39,868,311,878
See accompanying notes to financial statements.

SPDR Dow Jones Industrial Average ETF Trust
Statements of Operations

	Six Months Ended 4/30/25 (Unaudited)	Year Ended 10/31/24	Year Ended 10/31/23	Year Ended 10/31/22
INVESTMENT INCOME
Dividend income — unaffiliated issuers (Note 3)	$ 320,719,072	$ 640,680,527	$ 625,096,873	$ 579,440,600
EXPENSES
Trustee expense (Note 4)	9,981,768	17,048,720	15,467,469	16,486,270
Marketing expense (Note 4)	11,193,083	19,847,001	17,441,472	17,190,933
DJIA license fee (Note 4)	7,511,645	13,331,334	11,727,648	11,560,622
Legal and audit fees	216,950	541,177	490,872	408,680
Other expenses	606,768	1,096,975	1,009,830	818,425
Total Expenses	29,510,214	51,865,207	46,137,291	46,464,930
NET INVESTMENT INCOME (LOSS)	291,208,858	588,815,320	578,959,582	532,975,670
REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) on:
Investments — unaffiliated issuers	(487,095,018)	(298,026,888)	(282,562)	(16,036,244)
In-kind redemptions — unaffiliated issuers	2,462,210,314	3,340,262,554	1,316,812,416	2,316,631,997
Net realized gain (loss)	1,975,115,296	3,042,235,666	1,316,529,854	2,300,595,753
Net change in unrealized appreciation/depreciation on:
Investments — unaffiliated issuers	(3,001,418,164)	4,283,474,160	(1,034,541,644)	(5,015,336,984)
NET REALIZED AND UNREALIZED GAIN (LOSS)	(1,026,302,868)	7,325,709,826	281,988,210	(2,714,741,231)
NET INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS	$ (735,094,010)	$7,914,525,146	$ 860,947,792	$(2,181,765,561)
See accompanying notes to financial statements.

SPDR Dow Jones Industrial Average ETF Trust
Statements of Changes in Net Assets

	Six Months Ended 4/30/25 (Unaudited)	Year Ended 10/31/24	Year Ended 10/31/23	Year Ended 10/31/22
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
Net investment income (loss)	$ 291,208,858	$ 588,815,320	$ 578,959,582	$ 532,975,670
Net realized gain (loss)	1,975,115,296	3,042,235,666	1,316,529,854	2,300,595,753
Net change in unrealized appreciation/depreciation	(3,001,418,164)	4,283,474,160	(1,034,541,644)	(5,015,336,984)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	(735,094,010)	7,914,525,146	860,947,792	(2,181,765,561)
NET EQUALIZATION CREDITS AND CHARGES (NOTE 3)	(3,609,662)	(2,891,953)	(1,590,536)	3,573,360
DISTRIBUTIONS TO UNITHOLDERS	(287,848,667)	(580,101,783)	(577,235,757)	(540,958,394)
INCREASE (DECREASE) IN NET ASSETS FROM UNIT TRANSACTIONS:
Proceeds from issuance of Units	28,019,567,266	47,033,637,075	24,818,760,918	33,691,872,993
Cost of Units redeemed	(25,790,543,294)	(45,999,731,769)	(27,327,387,182)	(31,710,390,546)
Net income equalization (Note 3)	3,609,662	2,891,953	1,590,536	(3,573,360)
NET INCREASE (DECREASE) IN NET ASSETS FROM ISSUANCE AND REDEMPTION OF UNITS	2,232,633,634	1,036,797,259	(2,507,035,728)	1,977,909,087
NET INCREASE (DECREASE) IN NET ASSETS DURING THE PERIOD	1,206,081,295	8,368,328,669	(2,224,914,229)	(741,241,508)
NET ASSETS AT BEGINNING OF PERIOD	35,434,158,404	27,065,829,735	29,290,743,964	30,031,985,472
NET ASSETS AT END OF PERIOD	$ 36,640,239,699	$ 35,434,158,404	$ 27,065,829,735	$ 29,290,743,964
UNIT TRANSACTIONS:
Units sold	65,800,000	120,650,000	73,400,000	100,700,000
Units redeemed	(60,550,000)	(117,700,000)	(81,000,000)	(95,050,000)
NET INCREASE (DECREASE)	5,250,000	2,950,000	(7,600,000)	5,650,000
See accompanying notes to financial statements.

SPDR Dow Jones Industrial Average ETF Trust
Financial Highlights
Selected data for a Unit outstanding throughout each period

	Six Months Ended 4/30/25 (Unaudited)	Year Ended 10/31/24	Year Ended 10/31/23	Year Ended 10/31/22	Year Ended 10/31/21	Year Ended 10/31/20
Net asset value, beginning of period	$ 417.64	$ 330.50	$ 327.30	$ 358.19	$ 265.04	$ 270.37
Income (loss) from investment operations:
Net investment income (loss) (a)	3.32	6.94	6.72	6.19	5.66	5.87
Net realized and unrealized gain (loss)	(10.92)	87.11	3.20	(30.85)	93.12	(5.42)
Total from investment operations	(7.60)	94.05	9.92	(24.66)	98.78	0.45
Net equalization credits and charges (a)	(0.04)	(0.03)	(0.02)	0.04	(0.01)	0.09
Less Distributions from:
Net investment income	(3.31)	(6.88)	(6.70)	(6.27)	(5.62)	(5.87)
Net asset value, end of period	$ 406.69	$ 417.64	$ 330.50	$ 327.30	$ 358.19	$ 265.04
Total return (b)	(1.85)%	28.60%	2.99%	(6.86)%	37.46%	0.27%
Ratios and Supplemental Data:
Net assets, end of period (in 000s)	$36,640,240	$35,434,158	$27,065,830	$29,290,744	$30,031,985	$22,367,170
Ratios to average net assets:
Total expenses (excluding Trustee earnings credit)	0.16%(c)	0.16%	0.16%	0.16%	0.16%	0.16%
Net expenses	0.16%(c)	0.16%	0.16%	0.16%	0.16%	0.16%
Net investment income (loss)	1.56%(c)	1.78%	1.99%	1.86%	1.72%	2.20%
Portfolio turnover rate (d)	8%	3%	0%(e)	0%(e)	0%(e)	19%

(a)	Per Unit numbers have been calculated using the average shares method, which more appropriately presents per Unit data for the period.
(b)	Total return is calculated assuming a purchase of Units at net asset value per Unit on the first day and a sale at net asset value per Unit on the last day of each period reported. Distributions are assumed, for the purposes of this calculation, to be reinvested at the net asset value per Unit on the respective payment dates of the Trust. Total return for a period of less than one year is not annualized. Broker commission charges are not included in this calculation.
(c)	Annualized.
(d)	Portfolio turnover rate excludes securities received or delivered from in-kind processing of creations or redemptions of Units.
(e)	Amount shown represents less than 0.5%.
See accompanying notes to financial statements.

SPDR Dow Jones Industrial Average ETF Trust
Notes to Financial Statements
April 30, 2025 (Unaudited)

Note 1  — Organization
SPDR Dow Jones Industrial Average ETF Trust (the “Trust”) is a unit investment trust created under the laws of the State of New York and registered under the Investment Company Act of 1940, as amended. The Trust is an “Exchange-Traded Fund”, the units of which are listed on and traded on the New York Stock Exchange (“NYSE”) under the symbol “DIA”, and operates under an exemptive order granted by the U.S. Securities and Exchange Commission (the “SEC”). The Trust was created to provide investors with the opportunity to purchase a security representing a proportionate undivided interest in a portfolio of securities consisting of substantially all of the component common stocks, in substantially the same weighting, which comprise the Dow Jones Industrial Average (the “DJIA”). Each unit of fractional undivided interest in the Trust is referred to as a “Unit”. The Trust commenced operations on January 14, 1998 upon the initial issuance of 500,000 Units (equivalent to ten “Creation Units” - see Note 5) in exchange for a portfolio of securities assembled to reflect the intended portfolio composition of the Trust.
Under the Amended and Restated Standard Terms and Conditions of the Trust, as amended (the “Trust Agreement”), PDR Services, LLC (the “Sponsor”) and State Street Global Advisors Trust Company (the “Trustee”) are indemnified against certain liabilities arising out of the performance of their duties to the Trust. Additionally, in the normal course of business, the Trust enters into contracts that contain general indemnification clauses. The Trust’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Trust that have not yet occurred. However, based on experience, the Trustee expects the risk of material loss to be remote.
The Sponsor is an indirect, wholly-owned subsidiary of Intercontinental Exchange, Inc. (“ICE”). ICE is a publicly-traded entity, trading on the NYSE under the symbol “ICE.”
Note 2  — Segment Reporting
The Trust has one reportable segment. Business activities are managed on a consolidated basis and revenues are derived primarily through the Trust's investments in accordance with its investment objective. The Trust's chief operating decision maker (“CODM”) is the President of the Trustee. The CODM assesses performance based on the Trust's Total Return as reported in the Financial Highlights, and the same accounting policies are applied as described in the summary of significant accounting policies. The Trust's Total Return is utilized by the CODM to compare results, including the impact of the Trust's costs, to the Trust's competitors and to the Trust's benchmark index.
Note 3  — Summary of Significant Accounting Policies
The following is a summary of significant accounting policies followed by the Trustee (who is responsible for the preparation of the Trust's financial statements) in the preparation of the Trust's financial statements:
The preparation of financial statements in accordance with U.S. generally accepted accounting principles (“U.S. GAAP”) requires the Trustee to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates. The Trust is an investment company under U.S. GAAP and follows the accounting and reporting guidance applicable to investment companies.

SPDR Dow Jones Industrial Average ETF Trust
Notes to Financial Statements  (continued)
April 30, 2025 (Unaudited)

Note 3 — Summary of Significant Accounting Policies – (continued)
Security Valuation
The Trust’s investments are valued at fair value each day that the NYSE is open and, for financial reporting purposes, as of the report date should the reporting period end on a day that the NYSE is not open. Fair value is generally defined as the price a fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. By its nature, a fair value price is a good faith estimate of the valuation in a current sale and may not reflect an actual market price. The investments of the Trust are valued pursuant to the policy and procedures developed by the Oversight Committee of the Trustee (the “Committee”). The Committee provides oversight of the valuation of investments for the Trust.
Valuation techniques used to value the Trust’s equity investments are as follows:
Equity investments (including preferred stocks) traded on a recognized securities exchange for which market quotations are readily available are valued at the last sale price or official closing price, as applicable, on the primary market or exchange on which they trade. Equity investments traded on a recognized exchange for which there were no sales on that day are valued at the last published sale price or at fair value.
In the event that prices or quotations are not readily available or that the application of these valuation methods results in a price for an investment that is deemed to be not representative of the fair value of such investment, fair value will be determined in good faith by the Committee, in accordance with the valuation policy and procedures approved by the Trustee.
Fair value pricing could result in a difference between the prices used to calculate the Trust’s net asset value (“NAV”) and the prices used by the Trust’s underlying index, the DJIA, which in turn could result in a difference between the Trust’s performance and the performance of the DJIA.
The Trustee values the Trust's assets and liabilities at fair value using a hierarchy that prioritizes the inputs to valuation techniques, giving the highest priority to readily available unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements) when market prices are not readily available or reliable. The categorization of a value determined for an investment within the hierarchy is based upon the pricing transparency of the investment and is not necessarily an indication of the risk associated with the investment.
The three levels of the fair value hierarchy are as follows:
•  Level 1 – Unadjusted quoted prices in active markets for identical assets or liabilities;
•   Level 2 – Inputs other than quoted prices included within Level 1 that are observable for the assets or liabilities either directly or indirectly, including quoted prices for similar assets or liabilities in active markets, quoted prices for identical or similar assets or liabilities in markets that are not considered to be active, inputs other than quoted prices that are observable for the asset or liability (such as exchange rates, financing terms, interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and

SPDR Dow Jones Industrial Average ETF Trust
Notes to Financial Statements  (continued)
April 30, 2025 (Unaudited)

Note 3 — Summary of Significant Accounting Policies – (continued)
default rates) or other market-corroborated inputs; and
•   Level 3 – Unobservable inputs for the assets or liabilities, including the Committee’s assumptions used in determining the fair value of investments.
Investment Transactions and Income Recognition
Investment transactions are accounted for on the trade date for financial reporting purposes. Dividend income and capital gain distributions, if any, are recognized on the ex-dividend date, or when the information becomes available, net of any foreign taxes withheld at source, if any. Non-cash dividends received in the form of stock, if any, are recorded as dividend income at fair value. Realized gains and losses from the sale or disposition of investments are determined using the identified cost method.
Distributions
The Trust declares and distributes dividends from net investment income, if any, to its holders of Units (“Unitholders”), monthly. Capital gain distributions, if any, are generally declared and paid annually. Additional distributions may be paid by the Trust to avoid imposition of federal income and excise tax on any remaining undistributed net investment income and capital gains. The amount and character of income and gains to be distributed are determined in accordance with federal tax regulations which may differ from net investment income and realized gains recognized for U.S. GAAP purposes.
Equalization
The Trustee follows the accounting practice known as “Equalization” by which a portion of the proceeds from sales and costs of reacquiring the Trust's Units, equivalent on a per Unit basis to the amount of distributable net investment income on the date of the transaction, is credited or charged to undistributed net investment income. As a result, undistributed net investment income per Unit is unaffected by sales or reacquisitions of the Trust's Units. Amounts related to Equalization can be found on the Statements of Changes in Net Assets.
Federal Income Taxes
For U.S. federal income tax purposes, the Trust has qualified as a “regulated investment company” under Subchapter M of the Internal Revenue Code of 1986, as amended (a “RIC”), and intends to continue to qualify as a RIC. As a RIC, the Trust will generally not be subject to U.S. federal income tax for any taxable year on income, including net capital gains, that it distributes to its Unitholders, provided that it distributes on a timely basis at least 90% of its “investment company taxable income” determined prior to the deduction for dividends paid by the Trust (generally, its taxable income other than net capital gain) for such taxable year. In addition, provided that the Trust distributes substantially all of its ordinary income and capital gains during each calendar year, the Trust will not be subject to U.S. federal excise tax. Income and capital gain distributions are determined in accordance with U.S. federal income tax principles, which may differ from U.S. GAAP.

SPDR Dow Jones Industrial Average ETF Trust
Notes to Financial Statements  (continued)
April 30, 2025 (Unaudited)

Note 3 — Summary of Significant Accounting Policies – (continued)
U.S. GAAP requires the evaluation of tax positions taken in the course of preparing the Trust’s tax returns to determine whether the tax positions are more likely than not to be sustained by the applicable tax authority. For U.S. GAAP purposes, the Trust recognizes the tax benefits of uncertain tax positions only when the position is more likely than not to be sustained, assuming examination by tax authorities.
The Trustee has reviewed the Trust's tax positions for the open tax years as of October 31, 2024 and has determined that no provision for income tax is required in the Trust’s financial statements. Generally, the Trust’s tax returns for the prior three fiscal years remain subject to examinations by the Trust’s major tax jurisdictions, which include the United States of America, the Commonwealth of Massachusetts and the State of New York. The Trustee has the Trust recognize interest and penalties, if any, related to tax liabilities as income tax expense in the Statements of Operations. There were no such expenses for the year ended October 31, 2024.
No income tax returns are currently under examination. The Trustee has analyzed the relevant tax laws and regulations and their application to the Trust’s facts and circumstances and does not believe there are any uncertain tax positions that require recognition of any tax liabilities. Any potential tax liability is also subject to ongoing interpretation of laws by taxing authorities. The tax treatment of the Trust’s investments may change over time based on factors including, but not limited to, new tax laws, regulations and interpretations thereof.
During the six months ended April 30, 2025, the Trustee reclassified 2,462,210,314 of non-taxable security gains realized from the in-kind redemption of Creation Units (Note 4) as an increase to paid in capital in the Trust's Statement of Assets and Liabilities.
As of April 30, 2025, gross unrealized appreciation and gross unrealized depreciation of investments based on cost for federal income tax purposes were as follows:
	Tax Cost	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation (Depreciation)
SPDR Dow Jones Industrial Average ETF Trust	$39,868,556,182	$1,075,628,665	$4,317,998,599	$(3,242,369,934)
Note 4 — Transactions with Affiliates of the Trustee and Sponsor
State Street Bank and Trust Company (“SSBT”), the parent of the Trustee, maintains the Trust’s accounting records, acts as custodian and transfer agent to the Trust, and provides administrative services, including the filing of certain regulatory reports. The Trustee pays SSBT for such services. The Trustee oversees the services provided by SSBT and is responsible for determining the composition of the portfolio of securities which must be delivered and/or received in exchange for the issuance and/or redemption of Creation Units of the Trust, and for adjusting the composition of the Trust’s portfolio from time to time to conform to

SPDR Dow Jones Industrial Average ETF Trust
Notes to Financial Statements  (continued)
April 30, 2025 (Unaudited)

Note 4 — Transactions with Affiliates of the Trustee and Sponsor – (continued)
changes in the composition and/or weighting structure of the DJIA. For these services, the Trustee received a fee at the following annual rates for the six months ended April 30, 2025:
Net asset value of the Trust	Fee as a percentage of net asset value of the Trust
$0 – $499,999,999 $500,000,000 – $2,499,999,999 $2,500,000,000 and above	0.10% per annum plus or minus the Adjustment Amount 0.08% per annum plus or minus the Adjustment Amount 0.06% per annum plus or minus the Adjustment Amount
The adjustment amount (the “Adjustment Amount”) is the sum of (a) the excess or deficiency of transaction fees received by the Trustee, less the expenses incurred in processing orders for the creation and redemption of Units and (b) the amounts earned by the Trustee with respect to the cash held by the Trustee for the benefit of the Trust.
During the six months ended April 30, 2025, the Adjustment Amount reduced the Trustee’s fee by $1,508,850. The Adjustment Amount included an excess of net transaction fees from processing orders of $415,168 and a Trustee earnings credit of $1,093,682.
In accordance with the Trust Agreement and under the terms of an exemptive order issued by the SEC, dated December 30, 1997, the Sponsor is reimbursed by the Trust for certain expenses up to a maximum of 0.20% of the Trust’s NAV on an annualized basis. The expenses reimbursed to the Sponsor for the six months ended April 30, 2025 and the years ended October 31, 2024, 2023 and 2022, did not exceed 0.20% per annum. The licensing and marketing fee disclosed below are subject to both the reimbursement from the Trust to the Sponsor and expense limitation of 0.20% of the Trust's NAV  for the six months ended April 30, 2025 and the years ended October 31, 2024, 2023, and 2022. The Trust reimbursed the Sponsor for $106,145, $505,727, $296,884 and $452,150 of legal fees for the six months ended April 30, 2025 and the years ended October 31, 2024, 2023, and 2022, respectively, which are included in Legal and audit fees on the Statements of Operations.
S&P OPCO LLC (“S&P OPCO”), a subsidiary of S&P Dow Jones Indices LLC (as successor-in-interest to Dow Jones & Company, Inc.), per a license from Standard & Poor’s Financial Services LLC, and State Street Global Advisors Funds Distributors, LLC (“SSGA FD” or the “Marketing Agent”) have entered into a license agreement, as amended from time to time (the “License Agreement”). The License Agreement grants SSGA FD, an affiliate of the Trustee, a license to use the DJIA and to use certain trade names and trademarks of S&P OPCO in connection with the Trust. The DJIA also serves as the basis for determining the composition of the Trust’s portfolio. The Trustee (on behalf of the Trust), the Sponsor and NYSE Arca, Inc. (“NYSE Arca”, the principal U.S. listing exchange for the Trust) have each received a sublicense from SSGA FD for the use of the DJIA and certain trade names and trademarks in connection with their rights and duties with respect to the Trust. The License Agreement may be amended without the consent of any of the owners of beneficial interests of Units. The License Agreement automatically renews for successive annual periods, unless terminated in accordance with its terms. Pursuant to such arrangements and in accordance with the Trust Agreement, the Trust reimburses the Sponsor for payment of fees under the License Agreement to S&P OPCO equal to 0.05% on the first $1 billion of the then rolling average asset

SPDR Dow Jones Industrial Average ETF Trust
Notes to Financial Statements  (continued)
April 30, 2025 (Unaudited)

Note 4 — Transactions with Affiliates of the Trustee and Sponsor – (continued)
balance and 0.04% on any excess rolling average asset balance over and above $1 billion. The minimum annual license fee for the Trust is $1 million.
The Sponsor has entered into an agreement with the Marketing Agent pursuant to which the Marketing Agent has agreed to market and promote the Trust. The Marketing Agent is reimbursed by the Sponsor for the expenses it incurs for providing such services out of amounts that the Trust reimburses the Sponsor. Expenses incurred by the Marketing Agent include, but are not limited to: printing and distribution of marketing materials describing the Trust, associated legal, consulting, advertising and marketing costs and other out-of-pocket expenses.
ALPS Distributors, Inc. (the “Distributor”) serves as the distributor of the Units. The Sponsor pays the Distributor for its services a flat annual fee of $35,000, and the Trust does not reimburse the Sponsor for this fee.
Note 5  — Unitholder Transactions
Units are issued and redeemed by the Trust only in Creation Unit size aggregations of 50,000 Units. Such transactions are only permitted on an in-kind basis, with a separate cash payment that is equivalent to the undistributed net investment income per Unit (income equalization) and a balancing cash component to equate the transaction to the NAV per Unit of the Trust on the transaction date. There is a transaction fee payable to the Trustee in connection with each creation and redemption of Creation Units made through the clearing process (the “Transaction Fee”). The Transaction Fee is non-refundable, regardless of the NAV of the Trust. The Transaction Fee is the lesser of $1,000 or 0.10% (10 basis points) of the value of one Creation Unit at the time of creation per participating party per day, regardless of the number of Creation Units created or redeemed on such day. The Transaction Fee is currently $1,000. For creations and redemptions outside the clearing process, including orders from a participating party restricted from engaging in transactions in one or more of the  common stocks that are included in the DJIA, an additional amount not to exceed three (3) times the Transaction Fee applicable for one Creation Unit is charged per Creation Unit per day.
Note 6 — Investment Transactions
For the  six months ended April 30, 2025, the Trust had in-kind contributions, in-kind redemptions, purchases and sales of investment securities of $19,910,350,623, $17,677,417,906, $2,882,448,732,and $2,882,338,281,respectively. Net realized gain (loss) on investment transactions in the Statement of Operations includes net gains resulting from in-kind transactions of $2,462,210,314.
Note 7  — Equity Investing and Market Risk
An investment in the Trust involves risks similar to those of investing in any fund of equity securities, such as market fluctuations caused by such factors as economic and political developments, changes in interest rates, perceived trends in securities prices, war, acts of terrorism, the spread of infectious disease or other public health issues. Local, regional or global events such as war, acts of terrorism, the spread of infectious

SPDR Dow Jones Industrial Average ETF Trust
Notes to Financial Statements  (continued)
April 30, 2025 (Unaudited)

Note 7 — Equity Investing and Market Risk – (continued)
disease or other public health issues, recessions, or other events could have a significant impact on the Trust and its investments and could result in increased premiums or discounts to the Trust’s net asset value. For example, conflict, loss of life and disaster connected to ongoing armed conflicts between Ukraine and Russia in Europe and Israel and Hamas in the Middle East could have severe adverse effects on their respective regions, including significant adverse effects on the regional or global economies and markets for certain securities. Russia’s invasion of Ukraine has resulted in sanctions against Russian governmental institutions, Russian entities, and Russian individuals that may result in the devaluation of Russian currency; a downgrade in the country’s credit rating; a freeze of Russian foreign assets; and a decline in the value and liquidity of Russian securities, properties, or interests. These Russian-related sanctions as well as the potential for military escalation and other corresponding events in Europe and the Middle East, and the resulting disruption of the Russian and Israeli economies, may cause volatility in other regional and global markets and may negatively impact the performance of various sectors and industries, as well as companies in other countries, which could have a negative effect on the performance of the Trust, even if the Trust does not have direct exposure to securities of Russian or Israeli issuers.
An investment in the Trust is subject to the risks of any investment in a portfolio of large-capitalization common stocks, including the risk that the general level of stock prices may decline, thereby adversely affecting the value of such investment. The value of common stocks actually held by the Trust and that make up the Trust’s portfolio (the “Portfolio Securities”) may fluctuate in accordance with changes in the financial condition of the issuers of Portfolio Securities, the value of common stocks generally and other factors. The identity and weighting of common stocks that are included in the DJIA and the Portfolio Securities change from time to time.
The financial condition of issuers of Portfolio Securities may become impaired or the general condition of the stock market may deteriorate, either of which may cause a decrease in the value of the Trust’s portfolio and thus in the value of Units. Since the Trust is not actively managed, the adverse financial condition of an issuer will not result in its elimination from the Trust’s portfolio unless such issuer is removed from the DJIA. Equity securities are susceptible to general stock market fluctuations and to volatile increases and decreases in value as market confidence in and perceptions of their issuers change. These investor perceptions are based on various and unpredictable factors, including expectations regarding government, economic, monetary and fiscal policies, inflation and interest rates, economic expansion or contraction, and global or regional political, economic and banking crises, as well as war, acts of terrorism and the spread of infectious disease or other public health issues.
The impact of infectious disease outbreaks that may arise in the future, could adversely affect the economies of many nations or the entire global economy, individual issuers and capital markets in ways that cannot necessarily be foreseen. Public health crises may exacerbate other pre-existing political, social and economic risks in certain countries or globally. These factors, as well as any restrictive measures instituted in order to prevent or control a pandemic or other public health crisis could have a material and adverse effect on the Trust’s investments.

SPDR Dow Jones Industrial Average ETF Trust
Notes to Financial Statements  (continued)
April 30, 2025 (Unaudited)

Note 7 — Equity Investing and Market Risk – (continued)
Holders of common stocks of any given issuer incur more risk than holders of preferred stocks and debt obligations of the issuer because the rights of common stockholders, as owners of the issuer, generally are subordinate to the rights of creditors of, or holders of debt obligations or preferred stocks issued by, such issuer. Further, unlike debt securities that typically have a stated principal amount payable at maturity, or preferred stocks that typically have a liquidation preference and may have stated optional or mandatory redemption provisions, common stocks have neither a fixed principal amount nor a maturity. Equity securities values are subject to market fluctuations as long as the equity securities remain outstanding. The value of the Trust's portfolio will fluctuate over the entire life of the Trust.
The Trust may have significant investments in one or more specific industries or sectors, subjecting it to risks greater than general market risk.
The Trust may invest a larger percentage of its assets in the securities of a few issuers. As a result, the Trust’s performance may be disproportionately impacted by the performance of relatively few securities.
There can be no assurance that the issuers of Portfolio Securities will pay dividends. Distributions generally depend upon the declaration of dividends by the issuers of Portfolio Securities, and the declaration of such dividends generally depends upon various factors, including the financial condition of the issuers and general economic conditions.
Note 8  — Subsequent Events
The Trustee has evaluated the impact of all subsequent events on the Trust through the date on which the financial statements were issued and has determined that there were no subsequent events requiring adjustment or disclosure in the financial statements.

SPDR Dow Jones Industrial Average ETF Trust
Other Information
April 30, 2025 (Unaudited)

Comparison of Total Returns Based on NAV and Bid/Ask Price(1)
The table below is provided to compare the Trust’s total pre-tax return at NAV with the total pre-tax returns based on bid/ask price and the performance of the DJIA. Past performance is not necessarily an indication of how the Trust will perform in the future.
Cumulative Total Return
	1 Year	5 Year	10 Year
SPDR Dow Jones Industrial Average ETF Trust
Return Based on NAV	9.31%	83.00%	180.50%
Return Based on Bid/Ask Price	9.18%	82.93%	180.13%
DJIA	9.48%	84.62%	184.86%
Average Annual Total Return
	1 Year	5 Year	10 Year
SPDR Dow Jones Industrial Average ETF Trust
Return Based on NAV	9.31%	12.85%	10.86%
Return Based on Bid/Ask Price	9.18%	12.84%	10.85%
DJIA	9.48%	13.05%	11.04%
(1)	The bid/ask price is the midpoint of the best bid and best offer prices on NYSE Arca at the time the Trust’s NAV is calculated, ordinarily 4:00 p.m.

SPDR Dow Jones Industrial Average ETF Trust
(Unaudited)

Sponsor
PDR Services LLC
c/o NYSE Holdings LLC
11 Wall Street
New York, NY 10005
Trustee
State Street Global Advisors Trust Company
One Iron Street
Boston, MA 02210
Distributor
ALPS Distributors, Inc.
1290 Broadway Suite 1000
Denver, CO 80203
Independent Registered Public Accounting Firm
PricewaterhouseCoopers LLP
101 Seaport Boulevard, Suite 500
Boston, MA 02210